Exhibit 99.2

Trump Media Group CRO Strategy to Acquire $6.42 Billion for
CRO Digital Asset Treasury

Business Combination with Yorkville Acquisition Corp. (NASDAQ: YORK)

August 26, 2025--WEST PALM BEACH, Fla.--Yorkville Acquisition Corp. (Nasdaq: YORK), Trump Media & Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media”) and Crypto.com today announced they have entered into a definitive agreement for a business combination (the “Business Combination”) to establish Trump Media Group CRO Strategy, Inc., a digital asset treasury company focused on acquisition of the native cryptocurrency token of the Cronos ecosystem (“CRO”). Yorkville Acquisition Corp. is a special purpose acquisition company (SPAC) sponsored by Yorkville Acquisition Sponsor LLC (“Yorkville”).

At the close of the Business Combination, Trump Media Group CRO Strategy will be majority-owned by Yorkville, Trump Media, and Crypto.com, together as founding partners. Expected funding for the digital asset treasury will consist of $1 billion in CRO (6,313,000,212 CRO, representing ~19% of the total CRO market cap as of announcement), $200 million in cash and $220 million cash-in mandatory exercise warrants, with an additional $5 billion equity line of credit from an affiliate of Yorkville, YA II PN, Ltd., which would make it the first and largest publicly traded CRO treasury company, as well as what we believe to be the largest digital asset treasury company to market cap ratio in history.

YA II PN, Ltd. has also entered into a backstop agreement to purchase Class A ordinary shares of Yorkville Acquisition Corp., capped at no more than 9.9% beneficial ownership of the shares, that are validly submitted for redemption by public shareholders and not withdrawn prior to the closing of the Business Combination.

Yorkville Acquisition Corp. will apply to have its Class A ordinary shares trade on Nasdaq under the symbol “MCGA”, with such change to occur prior to the Business Combination and the new symbol to transfer to Trump Media Group CRO Strategy upon the closing of the Business Combination. Yorkville Acquisition Corp. will separately announce when that change in symbol will occur.

In support of the long-term commitment to Trump Media Group CRO Strategy, Yorkville, Trump Media and Crypto.com have agreed to a mandatory one-year initial lock-up period on their founding shareholdings, including all warrants granted, following the closing of the Business Combination. The initial lock-up period will be followed by an additional 3-year restrictive release schedule.

Cronos: Powering the New American Digital Economy

Trump Media Group CRO Strategy will use its funding to establish a digital asset treasury of CRO, the native token of the Cronos blockchain ecosystem.

Cronos is a high performance, interoperable blockchain designed for speed, scalability, and seamless connectivity between networks, making it a strong foundation for the future American digital economy. It enables low-cost, high-speed smart contract deployment and smooth integration with other major blockchain ecosystems, unlocking widescale adoption of decentralized applications in finance, commerce, and public infrastructure, without the congestion or costs of legacy networks. With its proof-of-authority consensus, robust validator set, and enterprise-grade security, Cronos delivers the performance and reliability needed to power mission-critical applications at scale.

The Cronos ecosystem is already thriving with DeFi protocols, multi-asset marketplaces and more, anchored by the CRO token as both a utility and governance asset. Integrated into Crypto.com’s global infrastructure and strategic partnerships with payment processors and other financial services platforms, Cronos is positioned to integrate seamlessly with U.S. financial systems while aligning with regulatory requirements. Its combination of cross-chain interoperability, low costs, and expanding developer adoption enables instant payments, real-world asset tokenization, and transparent smart contracts; making Cronos not just another blockchain, but an economic engine for a modern, digital-first America.

“Financial markets are becoming increasingly digital every day, and companies of all sizes and sectors are strategically planning for the future by establishing digital asset treasuries anchored by assets that have created a comprehensive value proposition and are poised for even greater utility,” said Devin Nunes, Chairman and CEO of Trump Media & Technology Group. “We continue to be bullish on cryptocurrency,  and we are excited to be partnering with a leading global cryptocurrency platform and namesake of its industry in Crypto.com and one of the most sophisticated investor groups in Yorkville for this strategic initiative.”

“The sheer size and structure of this project will encompass more than the entire current market capitalization of CRO, with the additional commitments of over $400 million in cash and a further $5 billion line of credit facility to acquire additional CRO,” said Kris Marszalek, Co-Founder and CEO of Crypto.com. “This, combined with share lock-ups by each party and the treasury’s validator strategy, make it a unique and compelling offering compared to all other digital asset treasuries.”

Cronos Treasury & Validator Strategy

Following the completion of the Business Combination, Trump Media Group CRO Strategy will implement a forward-looking digital asset treasury strategy centered on the accumulation and active management of CRO. This approach is designed to capture long-term value by allocating substantially all of the Company’s cash reserves to acquiring CRO. By focusing on yield-generating, ecosystem-aligned assets rather than traditional non-productive holdings, Trump Media Group CRO Strategy aims to enhance capital efficiency, establish itself as a disciplined, long-term participant in the evolving digital asset landscape and benefit from early-stage market positioning in a growing asset.

The strategy includes the establishment and operation of a validator node by the Company and the delegation of CRO under management to the validator. The operation of the validator will enable direct participation in the network’s security and governance, while generating native staking rewards that are reinvested to compound CRO holdings over time and help offset operational expenses. The validator will be established and maintained by a crypto-native team with a deep understanding of the Cronos ecosystem, aiming to maximize staking rewards and attracting additional delegation of CRO from third-party CRO holders.

Advisors
Clear Street is serving as exclusive capital markets advisor to Yorkville Acquisition Corp. DLA
Piper LLP (US) is serving as legal counsel to Yorkville Acquisition Corp. and Skadden, Arps,
Slate, Meagher & Flom LLP is serving as legal advisor to Crypto.com.

About Trump Media Group CRO Strategy
Trump Media Group CRO Strategy is committed to strategically investing for the future by connecting traditional investment opportunities with digital asset ecosystems. Our mission is to implement a forward-looking digital asset treasury strategy centered on the accumulation and active management of CRO.

About Yorkville Acquisition Corp.
Yorkville Acquisition Corp. is a blank check company newly incorporated as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The company may pursue an initial business combination target in any business or industry or at any stage of its corporate evolution. The company’s primary focus will be in completing a business combination with an established business of scale poised for continued growth, led by a highly regarded management team. For more information, please visit www.yorkvilleac.com.

Yorkville Acquisition Corp. is sponsored by Yorkville Acquisition Sponsor LLC. Yorkville Securities, LLC has acted as an advisor to Yorkville Acquisition Sponsor LLC.

About Trump Media
The mission of Trump Media is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About Crypto.com
Founded in 2016, Crypto.com is trusted by millions of users worldwide and is the industry leader in regulatory compliance, security and privacy. Our vision is simple: Cryptocurrency in Every Wallet™. Crypto.com is committed to accelerating the adoption of cryptocurrency through innovation and empowering the next generation of builders, creators, and entrepreneurs to develop a fairer and more equitable digital ecosystem.

Additional Information and Where to Find It

Yorkville Acquisition Corp. intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Yorkville Acquisition Corp. and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination.  The definitive proxy statement and other relevant documents will be mailed to shareholders of Yorkville Acquisition Corp. as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus.  Yorkville Acquisition Corp. will also file other documents regarding the Business Combination with the SEC.  This communication does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF YORKVILLE ACQUISITION CORP. AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH YORKVILLE ACQUISITION CORP.’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT YORKVILLE ACQUISITION CORP. AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Yorkville Acquisition Corp., without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Yorkville Acquisition Corp., 1012 Springfield Avenue, Mountainside, New Jersey 07092; e-mail: YORK@mzgroup.us.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Yorkville Acquisition Corp. and its respective directors, executive officers, certain of its shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Yorkville Acquisition Corp.’s shareholders in connection with the Business Combination.  A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Yorkville Acquisition Corp.’s securities are, or will be, contained in Yorkville Acquisition Corp.’s filings with the SEC.  Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Yorkville Acquisition Corp.’s shareholders in connection with the Business Combination, including the names and interests of Yorkville Acquisition Corp.’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Yorkville Acquisition Corp. with the SEC.  Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Yorkville Acquisition Corp., or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.  Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Yorkville Acquisition Corp., including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Yorkville Acquisition Corp. and the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets to be acquired by Yorkville Acquisition Corp., the price and volatility of Cronos, Cronos’ prominence as a digital asset and as the foundation of a new financial system, Yorkville Acquisition Corp.’s listing on any securities exchange, the macro conditions surrounding Cronos, the planned business strategy, plans and use of proceeds, objectives of management for future operations of Yorkville Acquisition Corp. and Trump Media Group CRO Strategy, Inc., the upside potential and opportunity for investors, Yorkville Acquisition Corp.’s and Trump Media Group CRO Strategy, Inc.’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Yorkville Acquisition Corp.’s public shareholders, and Yorkville Acquisition Corp.’s and Trump Media Group CRO Strategy, Inc.’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.  Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Yorkville Acquisition Corp.’s securities; the risk that the Business Combination may not be completed by Yorkville Acquisition Corp.’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Yorkville Acquisition Corp.’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of Yorkville Acquisition Corp.’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Yorkville Acquisition Corp. or the shares of Class A common stock of Yorkville Acquisition Corp.; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Trump Media Group CRO Strategy, Inc. to obtain or maintain the listing of its securities on any securities exchange after closing of the Business Combination; costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Trump Media Group CRO Strategy, Inc.’s anticipated operations and business, including the highly volatile nature of the price of CRO; the risk that Trump Media Group CRO Strategy, Inc.’s stock price will be highly correlated to the price of CRO and the price of CRO may decrease between the signing of the definitive documents for the Business Combination and the closing of the Business Combination or at any time after the closing of the Business Combination; risks related to increased competition in the industries in which Trump Media Group CRO Strategy, Inc. will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding CRO; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, Trump Media Group CRO Strategy, Inc. experiences difficulties managing its growth and expanding operations; the risks that growing Trump Media Group CRO Strategy, Inc.’s validator operations could be difficult; challenges in implementing our business plan including operating a Cronos validator, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Yorkville Acquisition Corp.’s Class A common stock will be listed or by the SEC, which may impact our ability to list Yorkville Acquisition Corp.’s Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Yorkville Acquisition Corp. or others following announcement of the Business Combination, and those risk factors discussed in documents that Yorkville Acquisition Corp filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of Yorkville Acquisition Corp. dated as of June 26, 2025 and filed by Yorkville Acquisition Corp. with the SEC on June 30, 2025, Yorkville Acquisition Corp.’s Quarterly Reports on Form 10-Q, the Registration Statement that will be filed by Yorkville Acquisition Corp. and the Proxy Statement/Prospectus contained therein, and other documents filed by Yorkville Acquisition Corp. from time to time with the SEC.  These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  There may be additional risks that Yorkville Acquisition Corp. presently knows or that Yorkville Acquisition Corp. currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made.  Readers are cautioned not to put undue reliance on forward-looking statements, and Yorkville Acquisition Corp. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.  Yorkville Acquisition Corp. gives no assurance that Yorkville Acquisition Corp. will achieve its expectations.  The inclusion of any statement in this communication does not constitute an admission by Yorkville Acquisition Corp. or any other person that the events or circumstances described in such statement are material.

Media Contacts

Trump Media Group CRO Strategy
212@MCGA.com

Yorkville Acquisition Corp. Investor Relations
YORK@mzgroup.us

Trump Media & Technology Group Corp.
press@tmtgcorp.com

Crypto.com
press@crypto.com